Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,875,000
Previously Paid Amount	1,381.00
Total Fee Amount	4,263.83
Total Offset Amount	0.00
Net Fee	$ 2,882.83